UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2006

                        General DataComm Industries, Inc.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        1-8086                 06-0853856
         --------                        ------                 ----------
(State or Other Jurisdiction           (Commission             (IRS Employer
  of Incorporation)                    File Number)          Identification No.)

                  6 Rubber Avenue, Naugatuck, CT                       06770
                  -------------------------------                      -----
         (Address of Principal Executive Offices)                    (Zip Code)

             Registrant's telephone number, including area code (203)-729-0271
                                                                --------------

                                       N/A
                                       ---

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On February 28, 2006 the Company concluded litigation pursuant to a settlement agreement relating to amounts owed to its subsidiary, DataComm Leasing Corporation. As a result, the Company will record a gain net of expenses for such settlement in the approximate amount of $425,000 in the quarter ending March 31, 2006. The net proceeds will be used for working capital purposes.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        General DataComm Industries, Inc.
                                  (Registrant)


                              By: /S/ William G. Henry
                                -----------------------------------------------
                                William G. Henry
                                Vice President and Principal Financial Officer

March 2, 2006